Exhibit 10.2
[Form of Note]

The Toro Company

5.27% Senior Note Due September 30, 2032

No. R-[_____]                                         [Date]

$[_______]                                    PPN 891092 ___

For Value Received, the undersigned, The Toro Company (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on September 30, 2032 (the “Maturity Date”), with interest (computed on the basis of a 360day year of twelve 30day months) (a) on the unpaid balance hereof at the rate of 5.27% per annum from the date hereof, payable semiannually, on the 30th day of March and September in each year, commencing with March 30, 2026 and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any MakeWhole Amount, at a rate per annum from time to time equal to the greater of (i) 2.0% over the coupon or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any MakeWhole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated September 30, 2025 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in
Purchaser Schedule
(to Note Purchase Agreement)

Exhibit 10.2
writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable MakeWhole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choiceoflaw principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

The Toro Company

By:
Name:
Title:

By:
Name:
Title:

Purchaser Schedule
(to Note Purchase Agreement)